UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 8/31

Date of reporting period: 11/30/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                   as of November 30, 2016 (Unaudited)

Deutsche Limited Maturity Quality Income Fund

	Principal Amount ($)	Value ($)
Certificates of Deposit * 45.7%
Bank of Montreal:
1.084%, 2/2/2017	250,000	250,236
1.402%, 8/11/2017	250,000	250,478
Chase Bank U.S.A. NA, 1.327%, 5/26/2017	350,000	350,502
Citibank NA, 1.13%, 4/28/2017	260,000	260,088
Cooperatieve Rabobank UA, 0.944%, 5/25/2017	400,000	399,900
Credit Suisse AG, 1.184%, 2/2/2017	200,000	200,225
DZ Bank AG, 0.95%, 12/22/2016	350,000	350,072
Nordea Bank Finland PLC, 1.335%, 9/6/2017	320,000	320,816
Skandinaviska Enskilda Banken AB, 1.137%, 2/10/2017	350,000	350,379
Standard Chartered Bank, 1.235%, 4/13/2017	300,000	300,000
State Street Bank & Trust Co., 1.341%, 7/14/2017	375,000	375,737
Toronto-Dominion Bank, 1.324%, 7/12/2017	200,000	200,381
Wells Fargo Bank NA:
1.118%, 3/23/2017	248,000	248,185
1.308%, 10/13/2017	250,000	250,378
Westpac Banking Corp.:
1.3%, 2/24/2017	250,000	250,340
1.372%, 8/11/2017	250,000	250,447
Total Certificates of Deposit and Bank Notes (Cost $4,603,000)		4,608,164
Commercial Paper 49.6%
Issued at Discount ** 35.5%
Bank of Nova Scotia, 1.265%, 2/23/2017	281,000	280,456
Bedford Row Funding Corp., 1.328%, 4/17/2017	235,000	234,000
Bennington Stark Capital Co., LLC, 0.843%, 12/12/2016	255,000	254,957
Danske Corp., 1.482%, 11/1/2017	275,000	271,245
Erste Abwicklungsanstalt, 1.017%, 1/31/2017	200,000	199,801
Henkel of America, Inc., 0.69%, 12/19/2016	250,000	249,940
ING (U.S.) Funding LLC, 1.132%, 1/30/2017	352,000	351,639
MetLife Short Term Funding LLC, 1.122%, 3/21/2017	255,000	254,226
National Australia Bank Ltd., 1.304%, 10/11/2017	250,000	247,202
Natixis, 1.414%, 5/26/2017	300,000	298,323
Ontario Teachers Finance Trust:
1.225%, 6/23/2017	285,000	282,976
1.328%, 4/4/2017	202,000	201,313
Royal Dutch Shell PLC, 1.199%, 8/2/2017	200,000	198,487
Svenska Handelsbanken AB, 1.203%, 3/16/2017	253,000	252,352
		3,576,917
Issued at Par * 14.1%
ANZ New Zealand International Ltd., 144A, 1.146%, 3/30/2017	380,000	380,372
BNZ International Funding Ltd., 1.354%, 10/4/2017	250,000	250,593
HSBC Bank PLC, 1.345%, 9/12/2017	350,000	350,709
Oversea-Chinese Banking Corp., Ltd., 1.097%, 6/1/2017	242,000	242,000
Starbird Funding Corp., 0.752%, 12/16/2016	200,000	200,027
		1,423,701
Total Commercial Paper (Cost $4,997,250)		5,000,618
Municipal Bonds and Notes 4.4%
New York, State Housing Finance Agency Revenue, 222 East 44th Street, Series B, 1.05% ***, 5/1/2050, LOC: Bank of China	200,000	200,000
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 1.05% ***, 5/1/2048, LOC: Bank of China	250,000	250,000
Total Municipal Bonds and Notes (Cost $450,000)		450,000
	Shares	Value ($)
Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.38% (a) (Cost $1,744)	1,744	1,744
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $10,051,994) †	99.7	10,060,526
Other Assets and Liabilities, Net	0.3	28,316
Net Assets	100.0	10,088,842

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2016.
**	Annualized yield at time of purchase; not a coupon rate.
***	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of November 30, 2016.
†	The cost for federal income tax purposes was $10,051,994. At November 30, 2016, net unrealized appreciation for all securities based on tax cost was $8,532. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,817 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $285.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$4,608,164	$—	$4,608,164
Commercial Paper (b)		5,000,618		5,000,618
Municipal Bonds and Notes	—	450,000	—	450,000
Short-Term Investments	1,744	—	—	1,744
Total	$1,744	$10,058,782	$—	$10,060,526

There have been no transfers between fair value measurement levels during the period ended November 30, 2016.
(b)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Limited Maturity Quality Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 23, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 23, 2017